Exhibit 1.4

                                                               [Warrants][Units]
NATIONSBANK CORPORATION

                             UNDERWRITING AGREEMENT


                                                              New York, New York
                                                              ____________, 199_


To the Representatives
named in Schedule I
hereto of the Underwriters
named in Schedule II hereto

Dear Sirs:

         NationsBank Corporation, a North Carolina corporation (the "Company"), proposes to issue and sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you are acting as representatives (the "Representatives"), __________ [warrants][units] (the "Initial [Warrants][Units]"). Such Initial [Warrants][Units] are to be sold to each Underwriter, acting severally and not jointly, in such amounts as are listed in
Schedule II opposite the name of each Underwriter. The Company also grants to the Underwriters, severally and not jointly, the option described in Section 2(c) to purchase up to _____ additional [warrants][units] (the "Option [Warrants][Units]"; together with the Initial [Warrants][Units], the "[Warrants][Units]") to cover over-allotments. The [Warrants][Units] are more fully described in the Final Prospectus, referred to below. If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, each shall be deemed to refer to such firm or firms.

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter, as of the date hereof and as of the date of the Pricing Agreement (such latter date being hereinafter referred to as the "Representation Date") that:

                  (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a registration statement on such Form (the file number of which is set forth in Schedule I hereto), which has become effective, for the registration


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         under the Act of the [Warrants][Units]. Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1) under the Act and complies in all other material respects with said Rule. The Company proposes to file with the Commission pursuant to Rule 424 or Rule 434 under the Act a supplement to the form of prospectus included in such registration statement relating to the [Warrants][Units] and the plan of distribution thereof and has previously advised you of all further information (financial and other) with respect to the Company to be set forth therein. Such registration statement, including the exhibits thereto, as amended at the date of this Agreement, is hereinafter called the "Registration Statement"; such prospectus in the form in which it appears in the Registration Statement is hereinafter called the "Basic Prospectus";
         and such supplemented form of prospectus, in the form in which it shall be filed with the Commission pursuant to Rule 424 or Rule 434
         (including the Basic Prospectus as so supplemented) is hereinafter called the "Final Prospectus." Any preliminary form of the Final Prospectus which has heretofore been filed pursuant to Rule 424 hereinafter is called the "Preliminary Final Prospectus." Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on or before the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, and the Preliminary Final Prospectus or the Final
         Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the date of this Agreement, or the issue date of the Basic Prospectus, any Preliminary Final
         Prospectus or the Final Prospectus, as the case may be, and deemed to be incorporated therein by reference.

                  (b) As of the date hereof, when the Final Prospectus is first filed pursuant to Rule 424 or Rule 434 under the Act, when, prior to the Closing Date (as hereinafter defined), any amendment to the Registration Statement becomes effective (including the filing of any document incorporated by reference in the Registration Statement), when any supplement to the Final Prospectus is filed with the Commission and at the Closing Date (as hereinafter defined), (i) the Registration Statement as amended as of any such time, and the Final Prospectus, as amended or supplemented as of any such time, will comply in all material respects with the applicable requirements of the

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         Act, and the Exchange Act and the respective rules thereunder, (ii) the
         Registration Statement, as amended as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, and (iii) the Final Prospectus, as amended or supplemented as of any such time, will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to the information contained in or omitted from the Registration Statement or the Final Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation of the Registration
         Statement and the Final Prospectus.

                  [(c) The underlying securities, as set forth in the applicable Final Prospectus, have been duly authorized and reserved for issuance upon exercise of the [Warrants][Units].]

         2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company the respective number of Initial [Warrants][Units] set forth opposite such Underwriter's name in Schedule II hereto, except that, if Schedule I hereto provides for the sale of Initial [Warrants][Units] pursuant to delayed delivery arrangements, the respective amounts of Initial [Warrants][Units] to be purchased by the Underwriters shall be set forth in Schedule II hereto, less the respective amounts of Contract Securities determined as provided below. [Warrants][Units] to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and [Warrants][Units] to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities."

         If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Initial [Warrants][Units] from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the purchase price set forth

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on Schedule I hereto, of the Initial [Warrants][Units] for which Delayed
Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will make Delayed Delivery Contracts in all cases where sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum amount of Initial [Warrants][Units] set forth in Schedule I hereto and the aggregate amount of Contract Securities may not exceed the maximum aggregate amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The amount of Initial [Warrants][Units] to be purchased by each Underwriter as set forth in
Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total amount of Contract Securities as the amount of Initial [Warrants][Units] set forth opposite the name of such Underwriter bears to the aggregate amount set forth in Schedule II hereto, except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total amount of Initial [Warrants][Units] to be purchased by all Underwriters shall be the aggregate amount set forth in Schedule II hereto, less the aggregate amount of Contract Securities.

         (b) The initial public offering price and the purchase price of the Initial [Warrants][Units] shall be set forth in a separate written instrument (the "Pricing Agreement") signed by the Representatives and the Company, the form of which is attached hereto as Schedule IV. From and after the execution and delivery of the Pricing Agreement, this Agreement shall be deemed to include the Pricing Agreement. The purchase price per [warrant][unit] to be paid by the several Underwriters for the Initial [Warrants][Units] shall be an amount equal to the initial public offering price, less an amount per [warrant][unit] to be determined by agreement among the Representatives and the Company.

         (c) In addition, on the basis of the representations and warranties contained herein, and subject to the terms and conditions set forth herein, the Company grants an option to the Underwriters, severally and not jointly, to purchase up to an additional _______ Option [Warrants][Units] at the same price per share determined as provided above for the Initial [Warrants][Units]. The option hereby granted will expire 30 days after the date of the Pricing Agreement, and may be exercised, in whole or in part (but not more than once), only for the purpose of covering over-allotments upon notice by the Representatives to the Company setting forth the number of Option [Warrants][Units] as to which the several Underwriters are exercising the option,

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and the time and date of payment and delivery thereof. Such time and date of
Delivery (the "Date of Delivery") shall be determined by the Representatives but shall not be later than seven full business days after the exercise of such option and not in any event prior to the Closing Date (as defined below). If the option is exercised as to all or any portion of the Option [Warrants][Units], the Option [Warrants][Units] as to which the option is exercised shall be purchased by the Underwriters severally and not jointly, in proportion to, as nearly as practicable, their respective Initial [Warrants][Units] underwriting obligations as set forth on Schedule II.

         3. Delivery and Payment. Delivery of and payment for the Initial [Warrants][Units] shall be made on the date and at the time specified in the Pricing Agreement, which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 9 hereof (such date and time of delivery and payment for the Initial [Warrants][Units] being herein called the "Closing Date"). Delivery of the Initial [Warrants][Units] shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof in the manner set forth in
Schedule I hereto. Unless otherwise agreed, certificates for the Initial [Warrants][Units] shall be in the form set forth in Schedule I hereto, and such certificates may be deposited with The Depository Trust Company ("DTC") or a custodian for DTC and registered in the name of Cede & Co., as nominee for DTC.

         In addition, in the event that any or all of the Option [Warrants][Units] are purchased by the Underwriters, delivery and payment for the Option [Warrants][Units] shall be made at the office specified for delivery of the Initial [Warrants][Units] in the Pricing Agreement, or at such other place as the Company and the Representatives shall determine, on the Date of Delivery as specified in the notice from the Representatives to the Company. Delivery of the Option [Warrants][Units] shall be made to the Representatives against payment by the Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company in the manner set forth in
Schedule I hereto. Unless otherwise agreed, certificates for the Option [Warrants][Units] shall be in the form set forth in Schedule I hereto, and such certificates shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Date of Delivery.

         4. Agreements. The Company agrees with the several Underwriters that:

                  (a) Prior to the termination of the offering of the [Warrants][Units], the Company will not file any amendment to the Registration Statement or supplement (including the

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         Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus to be filed with the Commission pursuant to Rule 424 or Rule 434 via the Electronic Data Gathering, Analysis and Retrieval System. The Company will advise the Representatives promptly (i) when the Final Prospectus shall have been filed with the Commission pursuant to Rule 424 or Rule 434, (ii) when any amendment to the Registration Statement relating to the [Warrants][Units] shall have become effective, (iii) of any request by the Commission for any amendment of the Registration Statement or amendment of or supplement to the Final Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the [Warrants][Units] for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

                  (b) If, at any time when a prospectus relating to the [Warrants][Units] is required to be delivered under the Act, except with respect to any such delivery requirement imposed upon an affiliate of the Company in connection with any secondary market sales, any event occurs as a result of which the Final Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, or if it shall be necessary to amend or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance.

                  (c) The Company will make generally available to its security holders and to the Representatives as soon as practicable, but not later than 60 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the regulations under the Act) covering a twelve month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule

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         158) of the Registration Statement.

                  (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and each amendment thereto which shall become effective on or prior to the Closing Date and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any amendments thereof and supplements thereto as the Representatives may reasonably request. The Company will pay the expenses of printing all documents relating to the offering.

                  (e) The Company will arrange for the qualification of the [Warrants][Units] for sale under the laws of such jurisdictions as the Representatives may reasonably designate, will maintain such qualifications in effect so long as required for the distribution of the [Warrants][Units] and will arrange for the determination of the legality of the [Warrants][Units] for purchase by institutional investors; provided, however, that the Company shall not be required to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to general or unlimited service of process of any jurisdiction where it is not now so subject.

                  (f) Until the business day following the Closing Date, the Company will not, without the consent of the Representatives, offer or sell, or announce the offering of, any securities covered by the Registration Statement or by any other registration statement filed under the Act; provided, however, the Company may, at any time, offer or sell or announce the offering of any securities (A) covered by a registration statement on Form S-8 or (B) covered by a registration statement on Form S-3 and pursuant to which the Company issues securities for its dividend reinvestment plan.

         5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the date hereof, as of the date of the effectiveness of any amendment to the Registration Statement filed prior to the Closing Date (including the filing of any document incorporated by reference therein) and as of the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

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                  (a) No stop order suspending the effectiveness of the
         Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and the Final Prospectus shall have been filed or mailed for filing with the Commission within the time period prescribed by the Commission.

                  (b) The Company shall have furnished to the Representatives the opinion of Smith Helms Mulliss & Moore, L.L.P., counsel for the Company, dated the Closing Date, to the effect of paragraphs (i), (iv) and (vi) through (xii) below, and the opinion of Paul J. Polking, General Counsel to the Company, dated the Closing Date, to the effect of paragraphs (ii), (iii) and (v) below:

                           (i) the Company is a duly organized and validly
                  existing corporation in good standing under the laws of the State of North Carolina, has the corporate power and authority to own its properties and conduct its business as described in the Final Prospectus, and is duly registered as a bank holding company under the Bank Holding Company Act of 1956, as amended; NationsBank, National Association, Barnett Bank, N.A. and NationsBank of Texas, National Association (or the successors to such entities) (collectively, the "Principal Subsidiary Banks") are national banking associations formed under the laws of the United States and authorized thereunder to transact business;

                      (ii) except for those jurisdictions specifically
                  enumerated in such opinion, to the best knowledge of such Counsel, each of the Company and each of the Principal Subsidiary Banks is qualified or licensed to do business as a foreign corporation in each jurisdiction in which it is required to be so qualified or licensed;

                     (iii) all the outstanding shares of capital stock of each
                  Principal Subsidiary Bank have been duly and validly authorized and issued and are fully paid and (except as provided in 12 U.S.C. ' 55, as amended) nonassessable, and, except as otherwise set forth in the Final Prospectus, all outstanding shares of capital stock of the Principal Subsidiary Banks (except directors' qualifying shares) are owned, directly or indirectly, by the Company free and clear of any perfected security interest and, to the knowledge of such counsel, after due inquiry, any other security interests, claims, liens or encumbrances;

                      (iv) the [Warrants][Units] conform in all material
                  respects to the description thereof contained in the Final Prospectus;

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                           (v) if the [Warrants][Units] are to be listed on the
                  New York Stock Exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company has filed a preliminary listing application and all required supporting documents with respect to the Initial [Warrants][Units] with the New York Stock Exchange and such counsel has no reason to believe that the Initial [Warrants][Units] will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution;

                      (vi) to the best knowledge of such counsel, there is no
                  pending or threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit, which is not described or filed as required;

                     (vii) the Registration Statement has become effective under the Act; to the best knowledge of such counsel no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or threatened; the Registration Statement, the Final Prospectus and each amendment thereof or supplement thereto (other than the financial statements and other financial and statistical information contained therein or incorporated by reference therein, as to which such counsel need express no opinion) comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act and the respective rules thereunder;

                    (viii) this Agreement, the [Warrant][Unit] Agreement, the
                  Pricing Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company and each constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (subject, as to enforcement of remedies, to applicable bankruptcy, reorganization, insolvency, moratorium, fraudulent conveyance or other similar laws affecting the rights of creditors now or hereafter in effect, and to equitable principles that may limit the right to specific enforcement of remedies, and except insofar as the enforceability of the indemnity and contribution provisions contained in this Agreement may

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                  be limited by federal and state securities laws, and further subject to 12 U.S.C. ss. 1818(b)(6)(D) and similar bank regulatory powers and to the application of principles of public policy);

                      (ix) no consent, approval, authorization or order of any
                  court or governmental agency or body is required on behalf of the Company for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act and such as may be required under the blue sky or insurance laws of any jurisdiction in connection with the purchase and distribution of the [Warrants][Units] by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

                           (x) neither the issue and sale of the
                  [Warrants][Units], nor the consummation of any other of the transactions herein contemplated nor the fulfillment of the terms hereof or of any Delayed Delivery Contracts will conflict with, result in a breach of, or constitute a default under the articles of incorporation or by-laws of the Company or, to the best knowledge of such counsel, the terms of any material indenture or other agreement or instrument known to such counsel and to which the Company or any of the Principal Subsidiary Banks is a party or bound, or any order or regulation known to such counsel to be applicable to the Company or any of the Principal Subsidiary Banks of any court, regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over the Company or any of the Principal Subsidiary Banks; and

                      (xi) to the best knowledge and information of such
                  counsel, each holder of securities of the Company having rights to the registration of such securities under the Registration Statement has waived such rights or such rights have expired by reason of lapse of time following notification of the Company's intention to file the Registration Statement.

                     (xii) the issuance and sale of the [Warrants][Units] have
                  been duly authorized by the Company, and the [Warrants][Units], when issued and paid for in accordance with this Agreement and the [Warrant][Unit] Agreement, will (A) be duly and validly issued, (B) constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their terms and entitled to the benefit of the [Warrant][Unit] Agreement, and (C) be exercisable for such underlying securities,

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                  currencies or commodities or, in the case of underlying
                  securities or commodities, the cash value thereof, as set forth in the applicable Final Prospectus in accordance with the terms of the [Warrants][Units][; the underlying securities, as set forth in the applicable Final Prospectus, have been duly authorized and reserved for issuance upon exercise of the [Warrants][Units]].

                  In rendering such opinion, but without opining in connection therewith, such counsel shall also state that, although it has not independently verified, is not passing upon and assumes no responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, it has no reason to believe that the Registration Statement or any amendment thereof at the time it became effective contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Final Prospectus, as amended or supplemented, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                  In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of North Carolina or the United States, to the extent deemed proper and specified in such opinion, upon the opinion of other counsel of good standing believed to be reliable and who are satisfactory to counsel for the Underwriters; and (B) as to matters of fact, to the extent deemed proper, on certificates of responsible officers of the Company and its subsidiaries and public officials.

                  (c) The Representatives shall have received from Stroock & Stroock & Lavan LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Initial [Warrants][Units], the [Warrant][Unit] Agreement, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

                  (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board and Chief Executive Officer or a

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         Senior Vice President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus and this Agreement and that to the best of their knowledge:

                           (i) the representations and warranties of the Company
                  in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

                      (ii) no stop order suspending the effectiveness of the
                  Registration Statement, as amended, has been issued and no proceedings for that purpose have been instituted or threatened; and

                     (iii) since the date of the most recent financial
                  statements included in the Final Prospectus, there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries, whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus.

                  (e) At the Closing Date, Price Waterhouse LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that the response, if any, to Item 10 of the Registration Statement is correct insofar as it relates to them and stating in effect that:

                           (i) They are independent accountants within the
                  meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder.

                      (ii) In their opinion, the consolidated financial
                  statements of the Company and its subsidiaries audited by them and included or incorporated by reference in the Registration Statement and Final Prospectus comply as to form in all material respects with the applicable accounting requirements of the Act and the regulations thereunder with respect to registration statements on Form S-3 and the Exchange Act and the regulations thereunder.

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                     (iii) On the basis of procedures (but not an audit in
                  accordance with generally accepted auditing standards) consisting of:

                           (a) Reading the minutes of the meetings of the
                  shareholders, the board of directors, executive committee and audit committee of the Company and the boards of directors and executive committees of its subsidiaries as set forth in the minute books through a specified date not more than five business days prior to the date of delivery of such letter;

                           (b) Performing the procedures specified by the
                  American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited condensed consolidated interim financial statements of the Company and its consolidated subsidiaries included or incorporated by reference in the Registration Statement and Final Prospectus and reading the unaudited interim financial data, if any, for the period from the date of the latest balance sheet included or incorporated by reference in the Registration Statement and Final Prospectus to the date of the latest available interim financial data; and

                           (c) Making inquiries of certain officials of the
                  Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested below;

         nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

                           (1) the unaudited condensed consolidated interim
                  financial statements, included or incorporated by reference in the Registration Statement and Final Prospectus, do not comply as to form in all material respects with the applicable accounting requirements of the Exchange Act and the published rules and regulations thereunder;

                           (2) any material modifications should be made to the
                  unaudited condensed consolidated interim financial statements, included or incorporated by reference in the Registration Statement and Final Prospectus, for them to be in conformity with generally accepted accounting principles;

                           (3) (i) at the date of the latest available interim
                  financial data and at the specified date not more than five business days prior to the date of the delivery of such letter, there was any change in the capital stock or the long-term debt (other than scheduled repayments of such debt) or any decreases in shareholders' equity of the Company and the subsidiaries on a consolidated basis as compared with the amounts shown in the latest balance sheet included or incorporated by reference in the Registration Statement and the Final Prospectus or (ii) for the period from the date of the latest available financial data to a specified date not more than five business days prior to the delivery of such letter, there was any change in the capital stock or the long-term debt (other than scheduled repayments of such debt) or any decreases in shareholders' equity of the Company and the subsidiaries on a consolidated basis, except in all instances for changes or decreases which the Registration Statement and Final Prospectus discloses have occurred or may occur, or Price Waterhouse LLP shall state any specific changes or decreases.

                      (iv) The letter shall also state that Price Waterhouse LLP has carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included or incorporated by reference in the Registration Statement and Final Prospectus and which are specified by the Representatives and agreed to by Price Waterhouse LLP, and has found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company and its subsidiaries identified in such letter.

                  In addition, at the time this Agreement is executed, Price Waterhouse LLP shall have furnished to the Representatives a letter or letters, dated the date of this Agreement, in form and substance satisfactory to the Representatives, to the effect set forth in this paragraph (e) and in Schedule I hereto.

                  (f) Subsequent to the respective dates as of which information is given in the Registration Statement and the Final Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the earnings, business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the [Warrants][Units] as contemplated by the Registration Statement and the Final Prospectus.

                  (g) Prior to the Closing Date, the Company shall have furnished to the Representatives such further information, certificates and documents as the Representatives may reasonably request.

                  (h) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

         If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

         6. Payment of Expenses. The Company will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the copying of this Agreement and the Pricing Agreement, (iii) the preparation, issuance and delivery of the certificates for the [Warrants][Units] to the Underwriters, including capital duties, stamp duties and stock transfer taxes, if any, payable upon issuance of any of the [Warrants][Units], the sale of the [Warrants][Units] to the Underwriters and the fees and expenses of the transfer agent for the [Warrants][Units], (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the [Warrants][Units] under state securities laws in accordance with the provisions of Section 4(e), including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of the preliminary prospectuses, and of the Prospectuses and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriters of copies of the Blue Sky Survey, and
(viii) the fee of the National Association of Securities Dealers, Inc. and, if applicable, the New York Stock Exchange.

         If the sale of the [Warrants][Units] provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied or because of any refusal, inability or failure on the part of the

Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the [Warrants][Units].

         7. Conditions to Purchase of Option [Warrants][Units]. In the event the Underwriters exercise the option granted in Section 2(c) hereof to purchase all or any portion of the Option [Warrants][Units] and the Date of Delivery determined by the Representatives pursuant to Section 2 is later than the Closing Date, the obligations of the several Underwriters to purchase and pay for the Option [Warrants][Units] that they shall have respectively agreed to purchase hereunder are subject to the accuracy of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder and to the following additional conditions:

                  (a) No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been instituted or threatened; and any required filing of the Final Prospectus pursuant to Rule 424(b) or Rule 434 under the Act shall have been made within the proper time period.

                  (b) At the Date of Delivery, the Representatives shall have received, each dated the Date of Delivery and relating to the Option [Warrants][Units]:

                           (i) the favorable opinion of Smith Helms Mulliss &
                  Moore, L.L.P., counsel for the Company, in form and substance satisfactory to counsel for the Underwriters, to the same effect as the opinion required by Section 5(b);

                      (ii) the favorable opinion of Paul J. Polking, Esq.,
                  General Counsel to the Company, in form and substance satisfactory to counsel for the Underwriters, to the same effect as the opinion required by Section 5(b);

                     (iii) the favorable opinion of Stroock & Stroock & Lavan
                  LLP, counsel for the Underwriters, to the same effect as the opinion required by Section 5(c);

                      (iv) a certificate, of the Chairman of the Board and Chief
                  Executive Officer or Senior Vice President of the Company and of the principal financial or accounting officer of the Company with respect to the matters set forth in Section 5(d);

                           (v) a letter from Price Waterhouse LLP, in form and
                  substance satisfactory to the Underwriters, substantially the same in scope and substance as the letter furnished to the Underwriters pursuant to Section 5(e) except that the "specified date" in the letter furnished pursuant to this
                  Section 7(b)(v) shall be a date not more than five days prior to the Date of Delivery;

                      (vi) Subsequent to the respective dates as of which
                  information is given in the Registration Statement and the Final Prospectus, there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (b)(v) of this Section 7 or (ii) any change, or any development involving a prospective change, in or affecting the earnings, business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or the delivery of the [Warrants][Units] as contemplated by the Registration Statement and the Final Prospectus; and

                     (vii) such other information, certificates and documents as the Representatives may reasonably request.

         If any of the conditions specified in this Section 7 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and their counsel, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Date of Delivery by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or facsimile confirmed in writing.

         8. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or arise out of or are based upon omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Prospectus, or any amendment or supplement thereof, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and agrees to reimburse each such indemnified party for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for use in connection with the preparation thereof, or arises out of or is based upon statements in or omissions from that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification of the Trustee (Form T-1) under the 1939 Act of either of the Trustees, and (ii) such indemnity with respect to the Basic Prospectus or any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the [Warrants][Units] which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as amended or supplemented) excluding documents incorporated therein by reference at or prior to the confirmation of the sale of such [Warrants][Units] to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in the Basic Prospectus or any Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as amended or supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for use in the preparation of the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the language on the cover page required by Item
509 of Regulation S-K and under the heading "Underwriting" or "Plan of Distribution" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

         (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this
Section 8, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 8. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and, to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assert such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defenses in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one separate counsel, approved by the Representatives in the case of subparagraph
(a), representing the indemnified parties under subparagraph (a) who are parties to such action), (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that if clause (i) or
(iii) is applicable, such liability
shall be only in respect of the counsel referred to in such clause (i) or (iii).

         (d) To provide for just and equitable contribution in circumstances in which the indemnification provided for in paragraph (a) of this Section 8 is due in accordance with its terms but is for any reason held by a court to be unavailable from the Company on the grounds of policy or otherwise, the Company and the Underwriters shall contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) to which the Company and one or more of the Underwriters may be subject in such proportion so that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount bears to the sum of such discount and the purchase price of the Securities specified in Schedule I hereto and the Company is responsible for the balance; provided, however, that (y) in no case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount applicable to the Securities purchased by such Underwriter hereunder and (z) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 8, each person who controls an Underwriter within the meaning of the Act shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clause (y) of this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this paragraph
(d), notify such party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have hereunder or otherwise than under this paragraph (d).

         9. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the [Warrants][Units] agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of [Warrants][Units] set forth opposite their names in Schedule II hereto bear to the aggregate amount of [Warrants][Units] set forth opposite the names of all the remaining Underwriters) the [Warrants][Units] which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount of [Warrants][Units] which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount of [Warrants][Units] set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the [Warrants][Units], and if such nondefaulting Underwriters do not purchase all the [Warrants][Units], this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this
Section 9, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         10. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the [Warrants][Units], if prior to such time (i) trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange, (ii) a banking moratorium shall have been declared by Federal authorities or (iii) there shall have occurred any outbreak or material escalation of hostilities or other calamity or crisis the effect of which on the financial markets of the United States is such as to make it, in the judgment of the Representatives, impracticable to market the [Warrants][Units].

         11. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the [Warrants][Units]. The provisions of Section 6 and 8 hereof and this Section 11 shall survive the termination or cancellation of this Agreement.

         12. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in
Schedule I hereto,
with a copy to: Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038-4982, Attn: James R. Tanenbaum; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at NationsBank Corporate Center, Charlotte, North Carolina 28255, attention of the Secretary, with a copy to each of: NationsBank Corporation, NationsBank Corporate Center, Legal Department, NC1-007-20-01, Charlotte, North Carolina 28255, Attn: Paul J. Polking, General Counsel; and Smith Helms Mulliss & Moore, L.L.P., 201 North Tryon Street, Charlotte, North Carolina 28202, Attn: Boyd C. Campbell, Jr.

         13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

         14. Applicable Law. This Agreement will be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.

                                             Very truly yours,

                                             NATIONSBANK CORPORATION




                                             By:_________________________

The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.



By: [Name of Representatives]

By:__________________________

For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

                                   SCHEDULE I



Underwriting Agreement dated ___________, 199_

Registration Statement No. 333-

Representatives:


Address of Representatives:

Title, Purchase Price and Description of Securities:

         Title:

         Purchase price (include type of funds, if applicable): ____________ in federal (same day) funds or wire transfer to an account previously designated to the Representatives by the Company, or if agreed to by the Representatives and the Company, by certified or official bank check or checks.

         Other provisions:

Closing Date, Time and Location:  ____________________

Delayed Delivery Arrangements:

         Fee: ___________________

         Minimum amount of each contract: ________________

         Maximum aggregate amount of all contracts: ________________

Additional items to be covered by the letter from Price
  Waterhouse delivered pursuant to Section 5(e) at the time this Agreement is executed: _____________________________

                                   SCHEDULE II

                                                             Principal Amount of
                                                              Initial [Warrants]
Underwriters                                             [Units] to be Purchased

                                  SCHEDULE III

                            DELAYED DELIVERY CONTRACT

                                                                          , 19
[Insert name and address
 of lead Representative]

Dear Sirs:

         The undersigned hereby agrees to purchase from NationsBank Corporation (the "Company"), and the Company agrees to sell to the undersigned, on , 19 , (the "Delivery Date"), [warrants][units] (the "[Warrants][Units]") offered by the Company's Final Prospectus dated , 19 , receipt of a copy of which is hereby acknowledged, at a purchase price of % of the principal amount thereof, plus accrued interest, if any, thereon from , 19 , to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

         Payment for the [Warrants][Units] to be purchased by the undersigned shall be made on or before 11:00 A.M. on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned upon delivery to the undersigned of the [Warrants][Units] in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the [Warrants][Units] will be registered in the name of the undersigned and issued in a denomination equal to the aggregate amount of [Warrants][Units] to be purchased by the undersigned on the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for [Warrants][Units] on the Delivery Date, and the obligation of the Company to sell and deliver [Warrants][Units] on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of [Warrants][Units] to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such amount of the [Warrants][Units] as is to be sold to them pursuant to the Underwriting Agreement referred to in the Final Prospectus mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of

                                     III-1
counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the [Warrants][Units], and the obligation of the Company to cause the [Warrants] [Units] to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the [Warrants][Units] pursuant to other contracts similar to this contract.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on the first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

         This agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without giving effect to principles of conflict of laws.

                                       Very truly yours,


                                       -----------------------------
                                       (Name of Purchaser)

                                       BY:____________________________
                                       (Signature and Title of Officer)


                                       --------------------------------
                                                  (Address)
Accepted:

NATIONSBANK CORPORATION

By:____________________________
     (Authorized Signature)

                                     III-2

                                  SCHEDULE IV

                           _________ [Warrants][Units]

                             NATIONSBANK CORPORATION

                         (a North Carolina corporation)

                                [Warrants][Units]


                                PRICING AGREEMENT


                                                             __________ __, 199_


as Representative of the several Underwriters


Dear Sirs:

                  Reference is made to the Underwriting Agreement, dated _____________ __, 199_ (the "Underwriting Agreement"), relating to the purchase by the several Underwriters named in Schedule I thereto, for whom you are acting as representatives (the "Representatives"), of the above [warrants][units] issued by NationsBank Corporation (the "Company").

                  We confirm that the Closing Time (as defined in Section 2 of the Underwriting Agreement) shall be at 9:30 A.M., New York City time, on __________ __, 199_ at the offices of Stroock & Stroock & Lavan LLP, 180 Maiden Lane, New York, New York 10038.

                  Pursuant to Section 2 of the Underwriting Agreement, the Company agrees with each Underwriter as follows:

                  1. The initial public offering price per [warrant][unit]for the Initial [Warrants][Units], determined as provided in said Section 2, shall be $__.__.

                  2. The purchase price per [warrant][unit] for the Initial [Warrants][Units] to be paid by the several Underwriters shall be $__.__, being an amount equal to the initial public offering price set forth above less $_.__ per share.

                  If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Underwriters and the Company in accordance with its terms.

                                       Very truly yours,


                                       NATIONSBANK CORPORATION


                                       By:_____________________

CONFIRMED AND ACCEPTED:
as of the date first above written:


By:


By:________________________________

For themselves and as Representatives of the other Underwriters named in Schedule A hereto.

                                   SCHEDULE A



                                      A-1